THE GALAXY FUND
(the "Trust")
Registration No. 811-4636
Form N-SAR
Semi-Annual Period Ended April 30, 2000


Sub-Item 77D:  Policies with respect to security investments.

(a) At a special telephone meeting held on January 25, 2000, the Board of Trustees of the Trust approved an investment policy change with respect to the Money Market Fund to permit investments in both taxable and tax-exempt municipal securities, subject to the quality, maturity and diversification requirements set forth in Rule 2a-7 under the Investment Company Act of 1940.
Sub-Item 77I:  Terms of new or amended securities.

(b) A Certificate of Classification of Shares relating to the Trust's New York Municipal Money Market Fund - Class EE -
Series shares and Class EE - Series 2 shares; Connecticut
Municipal Money Market Fund - Class V - Special Series 1 shares;
and the Massachusetts Municipal Money Market Fund - Class W - Special Series 1 shares was filed electronically and is incorporated herein by reference to Exhibit (a)(17) to Post-Effective
Amendment No. 40 to the Trust's Registration Statement on Form
N-1A (File Nos. 33-4806; 811-4636) as filed with the Securities and Exchange Commission on December 3, 1999.
A Certificate of Classification of Shares pertaining to the Trust's Money Market Fund -Class A - Special Series 3 shares;
U.S. Treasury Fund - Class F - Special Series 2 shares; Tax-
Exempt Fund - Class E - Special Series 2 shares; Short-Term
Bond Fund - Class L - Special Series 6 shares; Intermediate Government Income Fund - Class D - Special Series 5 shares;
High Quality Bond Fund - Class J - Series 6 shares; Rhode Island Municipal Bond Fund - Class R - Series 3 shares; Asset Allocation Fund - Class N - Series 6 shares; Growth and Income Fund - Class
U - Series 6 shares; Equity Growth Fund - Class H - Series 6 shares; and the International Equity Fund - Class G - Series 6 shares was filed electronically and is incorporated herein by reference to Exhibit (a)(18) to Post-Effective Amendment No. 41 to the Trust's Registration Statement on Form N-1A (File Nos. 33-4806;811-4636) as filed with the Securities and Exchange
Commission on December 29, 1999.

	A Certificate of Classification of Shares pertaining to the Trust's Institutional Money Market Fund - Class FF shares; Institutional Treasury Money Market Fund - Class GG shares; California Municipal Bond Fund - Class HH - Series 1 shares and Class HH - Series 2 shares; Florida Municipal Bond Fund - Class
II shares; Intermediate Tax-Exempt Bond Fund - Class JJ - Series
1 shares; Class JJ Series 2 shares and Class JJ - Series 3 shares; Connecticut Intermediate Municipal Bond Fund - Class KK -
Series 1 shares, Class KK - Series 2 shares and Class KK - Series
3 shares; Massachusetts Intermediate Municipal Bond Fund -
Class LL - Series 1 shares, Class LL Series 2 shares and Class LL Series 3 shares; and the Growth Fund II - Class MM - Series 1 shares, Class MM - Series 2 shares and Class MM - Series 3 shares was filed electronically and is incorporated herein by reference to Exhibit (a)(19) to Post-Effective Amendment No. 43 to the Trust' Registration Statement on Form N-1A (File Nos. 33-4806;
811-4636) as filed with the Securities and Exchange Commission on February 23, 2000.

	A Certificate of Classification of Shares pertaining to the Trust's Growth Fund II - Class MM - Series 4 shares was filed electronically and is incorporated herein by reference to Exhibit
(a)(20) to Post-Effective Amendment No. 46 to the Trust's Registration Statement on Form
N-1A (File Nos. 33-4806; 811-4636) as filed with the Securities and Exchange Commission on April 17, 2000.

	A Certificate of Classification of Shares pertaining to the Trust's Pan Asia Fund - Class NN - Series 1 shares, Class NN - Series 2 shares and Class NN - Series 3 shares was filed electronically and is incorporated herein by reference to Exhibit
(a)(21) to Post-Effective Amendment No. 46 to the Trust's Registration Statement on Form N-1A (File Nos. 33-4806; 811-
4636) as filed with the Securities and Exchange Commission on April 17, 2000.


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